Exhibit g(19)

FORM OF
SCHEDULE A-1

COLCHESTER STREET TRUST
Domestic Portfolio
Government Portfolio
Money Market Portfolio
Treasury Portfolio
Treasury Only Portfolio

FIDELITY ABERDEEN STREET TRUST

 Fidelity Freedom 2030 Fund
 Fidelity Freedom 2020 Fund
 Fidelity Freedom 2010 Fund
 Fidelity Freedom 2000 Fund
 Fidelity Freedom Income Fund

FIDELITY ADVISOR EMERGING ASIA FUND, INC.

FIDELITY ADVISOR KOREA FUND, INC.

FIDELITY ADVISOR SERIES I
 Fidelity Advisor Balanced Fund
 Fidelity Advisor Dividend Growth Fund
 Fidelity Advisor Equity Growth Fund
 Fidelity Advisor Equity Income Fund
 Fidelity Advisor Growth & Income Fund
 Fidelity Advisor Growth Opportunities Fund
 Fidelity Advisor Large Cap Fund
 Fidelity Advisor Mid Cap Fund
 Fidelity Advisor Small Cap Fund
 Fidelity Advisor Value Strategies Fund
 Fidelity Advisor TechnoQuant Growth Fund
 Fidelity Asset Allocation Fund
 Fidelity Retirement Growth Fund

FIDELITY ADVISOR SERIES II
 Fidelity Advisor Government Investment Fund
 Fidelity Advisor High Income Fund
 Fidelity Advisor High Yield Fund
 Fidelity Advisor Intermediate Bond Fund
 Fidelity Advisor Mortgage Securities Fund
 Fidelity Advisor Short Fixed-Income Fund
 Fidelity Advisor Strategic Income Fund

FIDELITY ADVISOR SERIES III

FIDELITY ADVISOR SERIES IV
 Fidelity Institutional Short-Intermediate Government Fund
 Fidelity Real Estate High Income Fund

FIDELITY ADVISOR SERIES VII
 Fidelity Advisor Consumer Industries Fund
 Fidelity Advisor Cyclical Industries Fund
 Fidelity Advisor Financial Services Fund
 Fidelity Advisor Health Care Fund
 Fidelity Advisor Natural Resources Fund
 Fidelity Advisor Technology Fund
 Fidelity Advisor Utilities Growth Fund

FIDELITY ADVISOR SERIES VIII
 Fidelity Advisor Diversified International Fund
 Fidelity Advisor Emerging Markets Income Fund
 Fidelity Advisor Europe Capital Appreciation Fund
 Fidelity Advisor Global Equity Fund
 Fidelity Advisor International Capital Appreciation Fund
 Fidelity Advisor Japan Fund
 Fidelity Advisor Latin America Fund
 Fidelity Advisor Overseas Fund

FIDELITY BEACON STREET TRUST
 Fidelity Tax Managed Stock Fund

FIDELITY BOSTON STREET TRUST
 Fidelity Target Timeline 2001
 Fidelity Target Timeline 2003

FIDELITY CAPITAL TRUST
 Fidelity Capital Appreciation Fund
 Fidelity Disciplined Equity Fund
 Fidelity Small Cap Selector
 Fidelity Stock Selector
 Fidelity TechnoQuant Growth Fund
 Fidelity Value Fund

FIDELITY CHARLES STREET TRUST
 Fidelity Asset Manager
 Fidelity Asset Manager: Aggressive
 Fidelity Asset Manager: Growth
 Fidelity Asset Manager:  Income
 Spartan Investment Grade Bond Fund

FIDELITY COMMONWEALTH TRUST
 Fidelity Intermediate Bond Fund
 Fidelity Large Cap Stock Fund
 Fidelity Mid-Cap Stock Fund
 Fidelity Small Cap Stock Fund
 Spartan 500 Index Fund

FIDELITY CONCORD STREET TRUST
 Fidelity U.S. Bond Index Fund
 Spartan Extended Market Index Fund
 Spartan International Index Fund
 Spartan Total Market Index Fund
 Spartan U.S. Equity Index Fund

FIDELITY CONGRESS STREET FUND

FIDELITY CONTRAFUND

FIDELITY COVINGTON TRUST
 Fidelity Real Estate High Income Fund II

FIDELITY DESTINY PORTFOLIOS
 Destiny I
 Destiny II

FIDELITY DEVONSHIRE TRUST
 Fidelity Equity-Income Fund
 Fidelity Real Estate Investment Portfolio
 Fidelity Utilities Fund

FIDELITY EXCHANGE FUND

FIDELITY FINANCIAL TRUST
 Fidelity Convertible Securities Fund
 Fidelity Equity-Income II Fund
 Fidelity Retirement Growth Fund

FIDELITY FIXED-INCOME TRUST
 Fidelity High Income Fund
 Fidelity Investment Grade Bond Fund
 Fidelity Short-Term Bond Fund
 Spartan Government Income Fund

FIDELITY HASTINGS STREET TRUST
 Fidelity Contra Fund II
 Fidelity Fifty
 Fidelity Fund

FIDELITY HEREFORD STREET TRUST
 Spartan Money Market Fund
 Spartan U.S. Government Money Market Fund
 Spartan U.S. Treasury Money Market Fund

FIDELITY INCOME FUND
 Fidelity Ginnie Mae Fund
 Fidelity Government Income Fund
 Fidelity Intermediate Government Income Fund

FIDELITY INVESTMENT TRUST
 Fidelity Canada Fund
 Fidelity Diversified International Fund
 Fidelity Emerging Markets Fund
 Fidelity Europe Capital Appreciation Fund
 Fidelity Europe Fund
 Fidelity France Fund
 Fidelity Germany Fund
 Fidelity Global Balanced Fund
 Fidelity Hong Kong and China Fund
 Fidelity International Growth & Income Fund
 Fidelity Aggressive International Fund
 Fidelity Japan Fund
 Fidelity Japan Smaller Companies Fund
 Fidelity Latin America Fund
 Fidelity Nordic Fund
 Fidelity Overseas Fund
 Fidelity Pacific Basin Fund
 Fidelity Southeast Asia Fund
 Fidelity United Kingdom Fund
 Fidelity Worldwide Fund

FIDELITY MAGELLAN FUND

FIDELITY MONEY MARKET TRUST
 Retirement Government Money Market Portfolio
 Retirement Money Market Portfolio

FIDELITY MT. VERNON STREET TRUST
 Fidelity Aggressive Growth Fund
 Fidelity Growth Company Fund
 Fidelity New Millennium Fund

FIDELITY OXFORD STREET TRUST
 Fidelity Four-in-One Index Fund

FIDELITY PHILLIPS STREET TRUST
 Fidelity Cash Reserves
 Fidelity U.S. Government Reserves

FIDELITY PURITAN TRUST
 Fidelity Balanced Fund
 Fidelity Low-Priced Stock Fund
 Fidelity Puritan Fund

FIDELITY REVERE STREET TRUST
 Central Cash Collateral Fund
 Taxable Central Cash Fund

FIDELITY SCHOOL STREET TRUST
 Fidelity International Bond Fund
 Fidelity New Markets Income Fund
 Fidelity Strategic Income Fund

FIDELITY SECURITIES FUND
 Fidelity Blue Chip Growth Fund
 Fidelity Dividend Growth Fund
 Fidelity Growth & Income Portfolio
 Fidelity OTC Portfolio

FIDELITY SELECT PORTFOLIOS
 Air Transportation Portfolio
 Automotive Portfolio
 Banking Portfolio
 Biotechnology Portfolio
 Brokerage and Investment Management Portfolio
 Business Services and Outsourcing Portfolio
 Chemicals Portfolio
 Computers Portfolio
 Construction and Housing Portfolio
 Consumer Industries Portfolio
 Cyclical Industries Portfolio
 Defense and Aerospace Portfolio
 Developing Communications Portfolio
 Electronics Portfolio
 Energy Portfolio
 Energy Service Portfolio
 Environmental Services Portfolio
 Financial Services Portfolio
 Food and Agriculture Portfolio
 Gold Portfolio
 Health Care Portfolio
 Home Finance Portfolio
 Industrial Equipment Portfolio
 Industrial Materials Portfolio
 Insurance Portfolio
 Leisure Portfolio
 Medical Delivery Portfolio
 Medical Equipment and Systems Portfolio
 Money Market Portfolio
 Multimedia Portfolio
 Natural Gas Portfolio
 Natural Resources Portfolio
 Paper and Forest Products Portfolio
 Retailing Portfolio
 Software and Computer Services Portfolio
 Technology Portfolio
 Telecommunications Portfolio
 Transportation Portfolio
 Utilities Growth Portfolio

FIDELITY SUMMER STREET TRUST
 Fidelity Capital & Income Fund

FIDELITY TREND FUND

FIDELITY UNION STREET TRUST
 Fidelity Export and Multinational Fund

FIDELITY UNION STREET TRUST II
 Fidelity Daily Income Trust

FIDELITY U.S. INVESTMENTS  BOND FUND, LP.

FIDELITY U.S. INVESTMENTS  GOVERNMENT SECURITIES FUND, LP.

NEWBURY STREET TRUST
 Prime Fund
 Treasury Fund

NORTH CAROLINA CAPITAL MANAGEMENT TRUST
 Cash Portfolio
 Term Portfolio

VARIABLE INSURANCE PRODUCTS FUND
 Equity-Income Portfolio
 Growth Portfolio
 High Income Portfolio
 Money Market Portfolio
 Overseas Portfolio

VARIABLE INSURANCE PRODUCTS FUND II
 Asset Manager Portfolio
 Asset Manager:  Growth Portfolio
 Contrafund Portfolio
 Index 500 Portfolio
 Investment Grade Bond Portfolio

VARIABLE INSURANCE PRODUCTS FUND III
 Balanced Portfolio
 Growth & Income Portfolio
 Growth Opportunities Portfolio
 Mid Cap Portfolio

FIDELITY ADVISOR WORLD EUROPE FUND (BERMUDA) LTD.

FIDELITY ADVISOR WORLD FUND (BERMUDA) LTD.
 America Fund
 America Growth Fund
 Asian Special Situations Fund
 Emerging Markets Fund
 Hong Kong & China Fund
 International Bond Fund
 International Fund
 Latin America Fund
 Pacific Fund
 US Dollar Bond Fund

FIDELITY ADVISOR WORLD GLOBAL HIGH INCOME FUND (BERMUDA) LTD.

FIDELITY ADVISOR WORLD SOUTHEAST ASIA FUND (BERMUDA) LTD.

FIDELITY ADVISOR WORLD U.S. LARGE-CAP STOCK FUND (BERMUDA) LTD.

FIDELITY ADVISOR WORLD U.S. LIMITED TERM BOND FUND (BERMUDA) LTD.

FIDELITY ADVISOR WORLD U.S. TREASURY MONEY FUND (BERMUDA) LTD.

FIDELITY INSTITUTIONAL CASH FUND PLC

FOR MASTER REPURCHASE AGREEMENTS WITH INDIVIDUAL FIDELITY FUNDS AS
BUYERS ONLY:

FIDELITY GLOBAL YIELD TRUST

CONSOLIDATED REPO ACCOUNT

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